Exhibit 99.1

USA Technologies Annual Meeting of Shareholders June 21, 2013

Safe Harbor Statement All statements other than statements of historical fact included in this presentation are forward-looking statements. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business, financial, market and economic conditions, the incurrence by USAT of any unanticipated or unusual non-operational expenses which would require us to divert our cash resources from achieving our business plan, which includes the commercial production and introduction of our next generation G-9 and G-10 devices and services; whether USAT's customers would continue to add additional connections to our network in the future at levels currently anticipated by USAT, including appropriate diversification resulting from products and programs other than our Jumpstart Program; whether USAT can timely manufacture and introduce to the marketplace its next generation G-9 and G-10 devices and services including its prepaid and loyalty program; the ability of USAT to obtain widespread commercial acceptance of its next generation G-9 and G-10 devices or its loyalty and prepaid programs; the accuracy of third-party predictions regarding the future growth of credit/debit/prepaid transactions in comparison to cash transactions; the ability of USAT to retain key customers from whom a significant portion of its revenues is derives; the ability of USAT to compete with its competitors to obtain market share; and whether, and to what extent, customers of parties with whom USAT has agreements, adopt USAT’s services. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in USA’s most recent filings with the Securities and Exchange Commission (the “SEC”), including the Form 10-K report for the fiscal year ended June 30, 2012, and the Form 10-Q report for the quarter ended March 31, 2013, which you will find on our website, www.usatech.com, under the “Investor Relations” tab . Undue reliance should not be placed on any such forward looking statements, which speak only as of the time they are made. The Company undertakes no obligation to update any forward looking statement, whether as a result of new information, future events or otherwise. Non-GAAP Information: This presentation includes a discussion of non-GAAP net income (loss), non-GAAP operating margin and Adjusted EBITDA which are non-GAAP financial measures that we believe are useful for an understanding of our ongoing operations. These non-GAAP financial measures are supplemental to, and not a substitute for, GAAP financial measures such as operating margin or net income or loss. Details of these items and a reconciliation of these non-GAAP financial measures to GAAP financial measures can be found in the Appendix to this presentation, and on our website under the “Investor Relations” tab. *

USA Technologies * Cashless Payment Services Remote Data Collection Consumer Engagement Services Market leading, one-stop cashless payment and telemetry services specifically designed for the small-ticket, unattended retail market

Market Opportunity is Vast Translates to millions of potential connections for cashless payment services and market is largely untapped $119 billion in transaction dollars in traditionally cash-only addressable market Sources: US Department of Transportation, 2008; IHL Kiosk Study, 2010 (2011 projections) First Research, March 2011, June 2010; Automatic Merchandisers State of the Coffee Industry 2009; Vending Times Census 2012; Smart Card Alliance 2006 *Includes self-checkout systems, ticketing kiosks, check-in kiosks, food ordering kiosks, postal and other retail kiosks. In vending alone, represents 6-7 million machines in U.S. Cashless penetration < 5% USAT holds largest share *

Delivering On Shareholder Commitments Path to sustainable profitability High standards of governance Improved visibility, transparency Increased customer value We are making progress on every front and building momentum across multiple channels Increased Shareholder Value *

Existing Base Two Primary Growth Platforms: * Growth in Connections Growth in the Value of Every USAT Connection Customers of ePort Connect Connections to ePort Connect Expanded Reach Adjacent Markets

Existing Base Accelerate Adoption Continue to grow and diversify customer base Enhance cashless value proposition *

Growing And Diversifying Customer Base (1) Company estimate Customer base represents millions of potential connections as adoption rate accelerates Mar 2010 Mar2013 ePort Connect Customers 3 year CAGR of 68% 4,525 customers 2-3M manage potential connections(1) *

Over the span of 12 months after deploying cashless, average monthly sales, both cash & credit ($$), increased 28%; and number of transactions increased 23%. + 79% Cashless is Delivering Returns * + 17% Average Monthly Sales +28% USAT studied 10,000 terminals as a subset of its broader study of 62,000 terminals. Both cash and credit-debit sales were tracked for a period of 12 months after cashless deployment. To qualify, minimum of 12 months of data was required; machine had to be installed after 12/31/2010 and had to have at least $1,000 in cashless sales by the end of the 12 month period. Average Monthly Sales Average Monthly Transactions + 74% + 15% Average Monthly Transactions +23%

USAT is Helping its Customers “Cash In” on Cashless * “We believe cashless has contributed to a 20%-30% sales uplift since we first began to deploy cashless payment less than a year ago, with both credit and cash sales up.” “Our existing cashless deployments with USAT have been impactful. Our customers are increasingly requesting it and we anticipate that credit/debit card acceptance will be incorporated into all new business going forward.” “…the data from our initial cashless installation really enlightened us. Both cash and cashless sales increased and profitability of our machines increased. I had to ask myself why I hadn’t been doing this before.” Tom Elich, City Vending’s Chief Financial Officer Maria Foresteire, Purchasing Manager of American Food and Vending Corporation Joel Skidmore, President and CEO of J & J Vending

ePort G10 Value offering for purchase or JumpStart ePort G9 Upgraded to ARM 9 processor Wireless EMV for Interact debit in Canada Added Serial and Pulse interfaces Enhanced MDB diagnostics “High Drive”TM DEX with diagnostics Enhanced consumer engagement and EMV capabilities EMV contactless L1 Contactless payment L2 (PayPass, M-Chip, PayWave, qVSDC, Amex, Discover, DPAS, Interac Flash) Mifare, ISO14443 NFC, ISO18092 EMV Contact L1 and L2 RS232 USB Ethernet Linux OS New ePort G9 and G10 to Bring More Value, Greater Functionality *

Connections Continue To Grow * Our strategy is designed to accelerate adoption, increase revenues and create competitive advantage Mar 2010 Mar 2013 39% 3-year CAGR 196,000 connections to ePort Connect service

Verizon Wireless M2M sales team New distribution relationship with Betson New internal sales resources Sales and Distribution Leverage Partners To Expand Distribution and Sales Coverage Building Momentum *

Amusement and Gaming * Betson’s 12 distribution centers throughout U.S. will support distribution of USAT’s ePort and ePort Connect service Cashless is believed to be in its early stages of transition USAT established several hundred new connections as of March 31, 2013 USAT’s new distribution agreement with Betson Enterprises expands its presence in $4.7 billion U.S. Amusement Industry (1) (1) Source: Vending Times 2012 Census

Adjacent Channels Continued Expansion Across Adjacent Channels Building Momentum New partnership with Setomatic Systems Growing network of ePort SDK and QuickConnect developers *

Laundry * Commencing in 4Q FY2013, USAT to be exclusive service provider through its ePort Connect service Initial connections are anticipated to be several thousand as Setomatic’s existing cashless base converts to USAT’s ePort Connect service platform Setomatic and USAT to target market using Setomatic’s SpyderWash technology USAT’s new partnership with Setomatic targets 4-5 million coin-operated commercial laundry and multi-housing washers and dryers (1) (1) Source: Coin Laundry Association and other industry sources

Our Expanding Base of Non-Vending Customers * Setomatic * AMI Entertainment * Eaton Corporation * Starbucks * Ice House * Apple Industries * Philabundance * Non-traditional Vending Amusement & Gaming Office Coffee Car Wash Laundry ePort Connect Service Base as of March 31, 2013 Kiosk

Expanded Services Expanded Services to Increase the Value of Every Connection New consumer engagement services New, unprecedented nationwide loyalty program announced with Isis Building Momentum *

ePort Connect Drives Over 80% of Revenues * Wireless Connectivity Online Sales Reporting Settlement Data Security Over the Air updates & Remote Data Management Machine Health Alerts Card Processing Services Consumer Services A PCI compliant, end-to-end, suite of cashless payment and telemetry services tailored to fit the needs of self-service retail industries

Consumer Engagement Services – A Paradigm Shift * New ePort Connect consumer engagement services will enable cash-based, small ticket business owners to connect with the consumer in ways never possible until cashless. Consumers see the “value” in their spending Brand loyalty Spend more Rewarded more USAT’s customers can now form a one-to-one relationship with their accounts Learn about their consumers Enhance service Reward behavior Build loyalty Drive better results

Launch process underway Higher transaction $’s on load/ reload provides transaction processing cost saving opportunities to both USAT and vend operator Features include: Provide consumers with both a mag-stripe card & contactless mobile sticker Secure online web portal to monitor rewards, view promotions and manage account settings Operator can limit purchases within the program to only their vending machines Ability for vend operator or employer to add “Free loyalty $$s” onto prepaid account USAT’s prepaid and loyalty program is designed to bring our customers closer to theirs 1 2 by USA Technologies Prepaid and Loyalty Program * Inside a wallet, mag-stripe or Contactless/NFC mobile sticker

Mobile Marketing * Integrates with USAT’s prepaid program Delivers a customized coupon to a smart phone in real time based on location and item Enables USAT customers to develop meaningful one-to-one relationships with end-customers A mobile app developed from the Verizon Wireless/USAT strategic marketing relationship … Earn and track loyalty points Search for a location Gift Points Redeem Points Register using preferred method of payment (prepaid, credit / debit, mobile wallet)

Isis™, the mobile commerce joint venture created by AT&T Mobility, T-Mobile USA and Verizon Wireless, plans to leverage USAT’s 103,000 contactless/NFC enabled connections Successful participation in Isis’ soft launch in Salt Lake City and Austin USAT rolling out nationwide loyalty promotion with Isis – an industry first Two-tier Pricing(2) * (1) Based on calendar 2012 share of ePort hardware The Wallet organizes payment cards, offers and loyalty cards in one convenient app on an Isis Ready™ phone. NFC technology enables phone to communicate with the checkout terminal at an Isis Ready™ merchant. Leveraging Contactless/NFC Touch Points with Isis 23 Consumers look for participating USAT retail locations with Isis decal and enjoy a “fifth vend free”. Wallet Payment Loyalty

Momentum Across All Channels Building Momentum Path to sustainable profitability and market leadership Existing Base Sales & Distribution Adjacent Channels Expanded Services 24

Financial Highlights 25 Celebrating USAT’s profitability milestone NASDAQ, 2Q Fiscal 2013

Condensed Financials 26 Quarter Ended Quarter Ended ($'s in thousands) 3/31/12 3/31/13 Growth ePort Connect service base 148,000 196,000 32% Total revenues $ 7,527 $ 8,981 19% License & trans. fees “recurring revenues” $ 5,985 $ 7,563 26% Gross profit $ 2,795 $ 3,681 32% Operating income (loss) $ (637) $ 350 155% Net loss (includes fair value of warrant adj.) $ (539) $ (1,016) -88% Non-GAAP net income (loss) (1) $ (634) $ 293 146% Cash generated from operations - YTD $ (2,792) $ 2,383 185% Financial performance continues to strengthen with every added connection to our service (1) See reconciliation of GAAP net loss to non-GAAP net income (loss) included herein

Summary 27 Positioned to capture benefits of market shift to cashless Growing recurring revenue and customer & connection base Growth strategies building scale and sustainable profitability New verticals and expanded service opportunities

Non-GAAP Reconciliation 28 Non-GAAP Net Income (Loss) Reconciliation of Net Income (Loss) to Non-GAAP Net Income (Loss) and Net Earnings (Loss) Per Common Share - Diluted to Non-GAAP Net Earnings (Loss) Per Common Share - Diluted Non-GAAP net income (loss) represents GAAP net income (loss) excluding costs relating to the proxy contest, the costs associated with the separation of the former CEO, any adjustment for fair value of warrant liabilities, and any charges for impairment of intangible assets. Non-GAAP net loss per common share is calculated by dividing non-GAAP net loss applicable to common shares by the number of weighted average shares outstanding diluted).

Steve Herbert Chairman and CEO sherbert@usatech.com David DeMedio CFO ddemedio@usatech.com www.usatech.com NASDAQ: USAT 800.633.0340 Veronica Rosa VP Investor Relations vrosa@usatech.com